Muncy Columbia Financial Corporation 8-K

Exhibit 99.1

Annual Meeting of Shareholders April 22, 2025

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING INFORMATION

This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended, regarding our outlook or expectations relating to our future business, operations, financial condition, financial performance, asset quality and capital levels, among other matters. Forward-looking statements are necessarily subject to numerous assumptions, risks and uncertainties, which change over time. Actual results or future events could differ from those indicated.

The forward-looking statements in this presentation are qualified by the following factors:

- Possible changes in economic and business conditions that may affect the prevailing interest rates, the prevailing rates of inflation, or the amount of growth, stagnation, or recession in the global, U.S., and Northcentral Pennsylvania economies, the value of investments, collectability of loans and the profitability of business entities;

- Possible changes in monetary and fiscal policies, laws and regulations, and other activities of governments, agencies and similar organizations;

- The effects of easing of restrictions on participants in the financial services industry, such as banks, securities brokers and dealers, investment companies and finance companies, and attendant changes in matters and effects of competition in the financial services industry;

- The cost and other effects of legal proceedings, claims, settlements and judgments; and

- Our ability to achieve the expected operating results related to our operations which depends on a variety of factors, including the continued growth of the markets in which we operate consistent with recent historical experience, and our ability to expand into new markets and to maintain profit margins in the face of pricing pressures.

- The possibility that the anticipated benefits of any transaction will not be realized when expected or at all because expected synergies and operating efficiencies may not be achievable within expected time frames or at all, and the potential impact of general economic, political and market factors, among other matters.

The words "believe," "expect," "anticipate," "project" and similar expressions signify forward-looking statements. Listeners are cautioned not to place undue reliance on any forward-looking statement made by or on behalf of us. Any such statement speaks only as of April 22, 2025.
We undertake no obligation to update or revise any forward-looking statement that is made at our Annual Meeting.

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Executive Management Team Jeffrey T. Arnold Senior Executive Vice President of Finance and Risk Management Tammy L. Gunsallus Senior Executive Vice President of Retail, Operations and Mortgage Matthew E. Beagle Executive Vice President and Chief Wealth Management Officer Jason A. Fischer Executive Vice President and Chief Credit Officer 3

Executive Management Team Joseph K. O’Neill, Jr. Executive Vice President and Chief Financial Officer Kevin Weinhoffer Executive Vice President and Chief Commercial Officer Jeffrey A. Whitenight Executive Vice President and Retail Banking Manager Stephanie A. Oakes Executive Vice President and Chief Operations Officer 4

Senior Management Retirements Paul K. Page Executive Vice President and Chief Lending Officer 6/20/2005 – 6/28/2024 Kathlene M. Bower Senior Vice President and Chief Business Development Officer 4/02/1990 – 12/31/2024 Robert J. Glunk Executive Chairman 12/7/2015 – 2/28/2025 5

Bank Counsel Dean H. Dusinberre, Esquire Stevens & Lee 6

Independent Registered Public Accountants Gregory J. Faulk, CPA, MBA Assurance Principal S.R. Snodgrass, P.C. 7

2024 Financial Review 8

Deposits, Assets, Investments (In Millions) $0 $250 $500 $750 $1,000 $1,250 $1,500 $1,750 2020 2021 2022 2023 2024 Deposits - $1.292 Billion Assets - $1.596 Billion Investments - $331.7 Million 9

Historical Treasury Yield Curve 1960 to Present Yield as of March 2025 1yr – 4.06% 3yr – 3.96% 10 yr – 4.28 % Yield as of March 2024 1yr – 4.99% 3yr – 4.38% 10 yr – 4.21 % Yield as of March 2023 1yr – 4.68% 3yr – 4.09% 10 yr – 3.66% Yield as of March 2022 1yr – 2.06% 3yr – 2.79% 10 yr – 2.90 % Prime Lending Rate March 2022 – 3.25% July 2023 – 8.50% December 2024 – 7.50% 10 0.00% 3.00% 6.00% 9.00% 12.00% 15.00% 1960 1962 1964 1966 1968 1970 1972 1974 1976 1978 1980 1982 1984 1986 1988 1990 1992 1994 1996 1998 2000 2002 2004 2006 2008 2010 2012 2014 2016 2018 2020 2022 2024 Treasury Yld Curves - 1960 to present 1yr Treas 3yr Treas 10yr Treas

Loans (Gross, In Millions) $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 $1,100 $1,200 2020 2021 2022 2023 2024 2023 $1.069 Billion 2024 $1.128 Billion 11

 0.74% at 12/31/20  0.60% at 12/31/21  0.67% at 12/31/22  1.58% at 12/31/23  1.84% at 12/31/24  Allowance for Credit Losses: $9.858 million at 12/31/24 Loan Delinquencies and Non - Accruals 12

Net Income (In Thousands) $0 $2,000 $4,000 $6,000 $8,000 $10,000 $12,000 $14,000 $16,000 $18,000 $20,000 2020 2021 2022 2023 2024 2024 Net Income $19.0 Million 2024 Return on Average Assets (ROAA) 1.19% 13 First Quarter 2025 Net Income $4.3 Million First Quarter 2024 net Income $4.0 Million

Net Interest Margin 2024 2023 2022 2021 2020 3.46% 2.34% 2.55% 2.58 2.97% Net Interest Margin * * Represents net interest income as a percentage of average total interest - earning assets, calculated on a tax - equivalent basis. 14

Financial Services/Brokerage Total Revenue $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 2020 2021 2022 2023 2024 $630,000 $599,000 $597,000 $ 636,000 $ 807,000 15

Trust Services Total Revenue ** $100,000 $200,000 $300,000 $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 2020 2021 2022 2023 2024 $826,000 * $901,000 * $845,000 * $885,000 * $943,000 * * Includes Estate Administration Revenue of: $3,000 $8,750 $25,959 $67,250 $19,427 ** Trust Department Revenue includes: 50% Trustee, 22% Investment Management Agent & Financial POA, 12% Custodian (no investment discretion), 2% Corporate Bond Paying Agent, 4% Executor or Guardian, and 10% Pension Agent 16

Stockholders’ Equity (In Millions) $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 2020 2021 2022 2023 2024 Equity $166.4 Million Total Equity before AOCI $180.3 Million 17

Per Share Data 2024 2023 2022 2021 2020 $5.33 $1.49 $4.58 $4.53 $4.47 Earnings per share (1) $1.76 $1.71 $1.67 $3.13 ($1.50 per share special dividend July 22, 2021 $1.59 Cash dividends declared per share $47.11 $43.09 $41.34 $50.21 $50.90 Book value per share $37.01 $32.58 $37.52 $46.39 $47.08 Tangible Book Value (TBV) per share 3,568,145 2,279,808 2,078,218 2,089,177 2,089,117 Average shares outstanding (1) Based upon average shares outstanding 18

Competitors of Interest – Stock Values  Within 25 - mile radius of Journey Bank branch and $1.0 - $3.0 Billion in Total Assets Price Change 2024 vs. 2025 (%) April 16, 2025 April 16, 2024 November 10, 2023 (CCFN/MYBF Merger) Financial Institution 29.17% $38.75 $30.00 $37.00 CCFN - Share Price (Daily) 30.62% $57.12 $43.73 $53.73 CZFS - Share Price (Daily) 32.69% $17.25 $13.00 $15.10 FKYS - Share Price (Daily) 10.22% $18.76 $17.02 $19.73 CZNC - Share Price (Daily) 2.72% $ 6.43 $ 6.26 $ 5.98 LNKB - Share Price (Daily) - 17.53% $37.53 $45.51 $49.82 FDBC - Share Price (Daily) - 4.71% $22.45 $23.56 $26.00 NWFL - Share Price (Daily) 19

Cash Dividends Per Share $0.00 $0.10 $0.20 $0.30 $0.40 $0.50 $0.60 $0.70 $0.80 $0.90 $1.00 $0.44 $0.44 $0.44 $0.44 $0.45 $0.50 Q2 2024 Q3 2024 Q4 2024 Q1 2025 20 Special Dividend Q1 2024 2023 $1.71 2024 $1.76 Special Dividend Record Date: May 6, 2025 Payable Date: May 22, 2025

Journey Bank Locations 21

Signature Event – Journey Bank Teen Star Musical Competition  15 Continuous Years  207 Finalists  $70,000 in Prize Money  $51,000 to Local High School Music Departments 22 Sunday, June 1 st at 2:00 PM Haas Auditorium Commonwealth University – Bloomsburg Tickets $5 in advance; $7 at door

Journey Bank Ballpark at Historic Bowman Field 23

Journey Bank Community Arts Center 24

Guest Speaker  Strategic Advisory  Assisted clients on over $20 billion in merger & acquisition transactions and in the issuance of over $5 billion of debt and equity capital  Bachelor’s Degree in Finance from the University of Delaware  Previously, Vice President/Investment Banking Group at Sandler O’Neill  Worked previously as an Associate at Boenning & Scattergood Alex Bondroff , Managing Director Investment Banking/Financial Services Group Piper Sandler 25

Questions??? 26

Thank you for attending the 2025 Annual Meeting of Shareholders 27